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Exhibit 10.4(c)

SECOND AMENDMENT
TO THE
TELEPHONE AND DATA SYSTEMS, INC.
1998 LONG-TERM INCENTIVE PLAN

        WHEREAS, Telephone and Data Systems, Inc. (the "Corporation") has adopted the Telephone and Data Systems, Inc. 1998 Long-Term Incentive Plan (the "Plan") for the benefit of certain key executives and management personnel;

        WHEREAS, pursuant to Section 8.2 of the Plan, the Board may amend the Plan as it deems advisable; and

        WHEREAS, the Board desires to amend the Plan in certain respects.

        NOW, THEREFORE, BE IT RESOLVED, that pursuant to the power of amendment contained in Section 8.2 of the Plan, the Plan hereby is amended in the following respects, effective May 23, 2002:

        1.    The first sentence of Section 4.3(b) of the Plan hereby is amended (i) by the insertion of the parenthetical "(as defined in the Telephone and Data Systems, Inc. Pension Plan)" after the first occurrence of the word "retirement" as it occurs therein, (ii) by the replacement of the number "65" as it appears therein with the number "62," and (iii) by the replacement of the phrase "90 days" as it appears therein with the phrase "12 months."

        2.    The last sentence of Section 4.3(b) of the Plan hereby is amended by the replacement of the phrase "180 days after the effective date of such award recipient's retirement or resignation" with the phrase "on the later of (i) the last day of such period and (ii) 90 days after the date of the award recipient's death."

        3.    The first sentence of Section 4.3(e) of the Plan hereby is amended by the insertion of the parenthetical "(as defined in the Telephone and Data Systems, Inc. Pension Plan)" after the word "retirement" as it occurs therein, and by the replacement of the number "65" as it appears therein with the number "62."

        IN WITNESS WHEREOF, the undersigned has executed this amendment as of this    day of May, 2002.

TELEPHONE AND DATA SYSTEMS, INC.
By:	/s/ LEROY T. CARLSON, JR. LeRoy T. Carlson, Jr. President

SIGNATURE PAGE TO SECOND AMENDMENT TO TELEPHONE AND DATA
SYSTEMS, INC. 1998 LONG-TERM INCENTIVE PLAN

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  Exhibit 10.4(c)